SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2001



                       PPL Electric Utilities Corporation
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       Pennsylvania                   1-905                23-0959590
       ------------                   -----                ----------
State or other jurisdiction        (Commission           (IRS Employer
     of Incorporation)             File Number)        Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


                       ----------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS
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     On August 16, 2001, PPL Electric Utilities Corporation (the "Company")
entered into an Underwriting Agreement among the Company, Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc., Barclays Capital Inc., CIBC World Markets, Mellon Financial Markets, LLC, TD Securities (USA) Inc., and Westdeutsche Landesbanke Girozentrale (Dusseldorf) (collectively, the "Underwriters") for the sale to the Underwriters of $300,000,000 aggregate principal amount of the Company's Senior Secured Bonds, 5 7/8% Series due 2007 (the "2007 Bonds") and $500,000,000 aggregate principal amount of the Company's Senior Secured Bonds, 6 1/4% Series due 2009 (the "2009 Bonds," and, together with the 2007 Bonds, the "Bonds").

     The Bonds will be issued and sold under the Company's Indenture, dated as of August 1, 2001 to The Chase Manhattan Bank, as Trustee, as to be supplemented by Supplemental Indenture No. 1 thereto to be dated as of August 1, 2001 (such Indenture, as so supplemented, the "Indenture"), to be secured initially by the Company's First Mortgage Bonds, 5 7/8% Series due August 15, 2007 (the "Series A Bonds") and the Company's First Mortgage Bonds, 6 1/4% Series due August 15, 2009 (the "Series B Bonds," and, together with the Series A Bonds, the "First Mortgage Bonds"), issued under the Company's Mortgage and Deed of Trust, dated as of October 1, 1945 to Bankers Trust Company (successor to Morgan Guaranty Trust Company of New York), as trustee, as to be supplemented by the Sixty-eighth Supplemental Indenture thereto dated as of August 1, 2001 (such Mortgage and Deed of Trust, as so supplemented, the "Mortgage").

ITEM 7.   EXHIBITS
          --------

     The following exhibits are filed with reference to the Registration Statement on Form S-3 (Registration No. 333-64880) of the Company.

     (c) Exhibits

               Exhibit No.    Description
               -----------    -----------

                    1.1 Form of Underwriting Agreement with respect to the Bonds

                    4.1       Form of Indenture

                    4.2 Form of Supplemental Indenture to Indenture establishing certain terms of the Bonds

                    4.3 Form of Officer's Certificate establishing certain terms of the Bonds

                    4.5 Form of Supplement to Mortgage establishing the First Mortgage Bonds

                    4.6       Form of Compliance Administration Agreement


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                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PPL ELECTRIC UTILITIES CORPORATION

                                   By:  /s/ James E. Abel
                                      -----------------------------------------
                                      James E. Abel
                                      Treasurer

Dated: August 21, 2001